UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2024, Prudential Financial, Inc. (the “Company”) announced that Yanela C. Frias, the Company’s current President, Group Insurance, has been appointed Executive Vice President and Chief Financial Officer, effective March 15, 2024. Ms. Frias will replace Kenneth Y. Tanji, who will remain with the Company to assist Ms. Frias with her transition through September 30, 2024.

Ms. Frias, 51, has been in her current role since October 2021. She previously held various positions of increasing responsibility at the Company, including: President, Prudential Retirement, from December 2019 to October 2021; Head of Investment and Pension Solutions, Prudential Retirement, from June 2017 to December 2019; Senior Vice President, Head of Structured Settlements, Prudential Retirement, from November 2016 to June 2017; Chief Financial Officer, Prudential Annuities, from February 2013 to November 2016; Vice President of Finance, Individual Life Insurance, from September 2011 to February 2013; and Managing Director and Assistant Treasurer, Capital Markets and Corporate Finance, from June 2008 to September 2011. Ms. Frias joined Prudential in 1997.

Effective upon her appointment, (i) Ms. Frias’s salary will be $600,000 per year, (ii) her target annual incentive for 2024 will be set at $1,500,000, and (iii) her target long-term incentive for 2024 will be set at $3,200,000, for a target total compensation of $5,300,000.

Ms. Frias does not have any family relationship with any of the Company’s executive officers or directors, nor has she engaged in any related party transaction with the Company that would be required to be disclosed pursuant to Item 404 of Regulation S-K.

Following his departure, Mr. Tanji will be entitled to receive the post-employment payments and benefits associated with an involuntary termination without cause, as described in the Company’s 2023 Proxy Statement.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing herewith a news release, dated February 6, 2024, announcing the leadership change discussed herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release of Prudential Financial, Inc. dated February 6, 2024, (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name:	Brian P. Spitser
Title:	Vice President and Assistant Secretary